Exhibit 10.71

                                 PROMISSORY NOTE

$ 100,000.00                                                November 7, 2001

      For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation ("Borrower"), promises to pay to the order of ROBERT FARIAS, a Texas resident, 513 Sunrise Trail, Dripping Springs, Texas 78620, ("Lender"), in lawful money of the United States of America the principal amount of ONE HUNDRED Dollars ($100,000 U.S.), together with interest on the amount of such principal outstanding from time to time at the rate of twelve percent (12%) per annum, calculated on the basis of a three hundred sixty (360) day year containing twelve (12) months of thirty (30) days each (the "Basic Interest Rate"), at the times and in the manner provided herein.

            1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

                  a. All principal then outstanding, and all interest, fees, charges, and other amounts owing hereunder and then unpaid shall be paid in four equal monthly installments, beginning on the date that is thirty (30) days after the date of this Note set forth above (the "Maturity Date").

                  b. Borrower shall pay all amounts owing under this Note in immediately available funds to Lender at Lender's address as set forth herein, or at such other place as may be specified in writing by Lender. Each payment, when made, shall be credited first to interest then due, and then at the option of Lender to principal, late charges, and other fees and expenses outstanding hereunder in such order as Lender may determine. Payments received after 1:00 p.m. on any banking day or at any time on any Saturday, Sunday, or holiday shall be deemed received on the next banking day.

           2. COLLATERAL AS SECURITY. This Note is secured by certain collateral, which encumbers, among other things, the interest of Borrower in certain assets, as more particularly described therein (the "Collateral"). This Note and the Stock Pledge Agreement between Borrower and Lender of even date herewith, and any other documents or instruments given or to be given to Lender to secure the indebtedness evidenced by this Note are collectively referred to herein as the "Loan Documents".

                  3. INTEREST RATE UPON DEFAULT. Should Borrower fail to pay any amount owing hereunder as and when due, whether the same is due regularly as scheduled or by reason of acceleration following default or otherwise, then interest shall accrue on the past due amount at the Basic Interest Rate. Such interest shall be due and payable upon the earlier of demand or the first day of the calendar month following the month in which the same shall have accrued.

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           4.    DEFAULT;  REMEDIES.  Each  of the  following  occurrences  and conditions shall constitute an Event of Default:

                  a. failure of Borrower to pay as and when due any money, whether principal, interest, or otherwise, under this Note, or the breach or default of any obligation to pay money under or secured by the Security Agreement; or

                  b. failure of Borrower to perform any obligation other than an obligation to pay money, as and when performance of such obligation is due under this Note or Loan Documents which failure continues for fifteen (15) days after notice thereof from Lender to Borrower; or

                  c. failure by Borrower to comply with any of the terms, provisions, covenants, conditions or restrictions now or hereafter affecting the Collateral or any part thereof or contained in any agreement related or pertaining to the Collateral, which failure continues for fifteen (15) days after notice thereof from Lender to Borrower; or

                  d. Borrower's making or at any time having made any representation, warranty or disclosure to Lender that is or was materially false or misleading on the date as of which made, whether or not that representation or disclosure appears in the Loan Documents; or

                  e. the sale, transfer, conveyance, or lease of all or any portion of the Collateral or of any of Borrower's rights therein, whether voluntarily, involuntarily, or otherwise, or Borrower's entering into an agreement to do any of the foregoing, in each case except as expressly permitted in the Security Agreement;

At any time following the occurrence of any Event of Default, or following the occurrence of any event as a consequence of which the obligations evidenced hereby may be accelerated, then at the election of Lender and notwithstanding anything to the contrary herein or elsewhere, the entire amount of principal then outstanding under this Note and all interest, fees, charges, and other amounts owing and then unpaid hereunder shall become immediately due and payable, and Lender may exercise any and all rights that it may have under the Loan Documents, at law, in equity, and otherwise.

            5. ATTORNEYS' FEES. Borrower shall pay to Lender upon demand all costs and expenses incurred by Lender in connection with determination, protection, or enforcement of any and all of Lender's rights hereunder or under any of the Loan Documents, including enforcement of any and all obligations of Borrower hereunder and thereunder and protection, enhancement, or maintenance of the security interests securing such obligations or the priority of the same. Such costs and expenses shall be payable whether or not any suit is instituted, and the same shall include without limitation attorneys' fees, expert witness fees, costs of investigation, and all of such costs incurred in connection with


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any trial, appellate proceeding, or any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code or any successor thereto.

            6. WAIVER OF NOTICE. Borrower and each endorser, guarantor and surety of this Note hereby waive diligence, demand, presentment for payment, notice of discharge, notice of nonpayment, protest and notice of protest, and specifically consent to and waive notice of any renewals or extensions of this Note, whether made to or in favor of Borrower or any other person or persons. Borrower and each endorser, guarantor and surety of this Note further waive and renounce all rights to the benefits of all statutes of limitation and any moratorium, appraisement, by any federal exception and homestead now or hereafter provided or state law or statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Code, both as to each of themselves personally and as to all of their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications thereof.

            7. NOTICES. All notices required hereunder or pertaining hereto shall be in writing and shall be deemed delivered and effective upon the earlier of (i) actual receipt, or (ii) the date of delivery or refusal of the addressee to accept delivery if such notice is sent by express courier service or United States mail, postage prepaid, certified or registered, return receipt requested, in either case to the applicable address as follows:

To Lender:

Robert Farias
3436 Verdugo Road, Suite 250
Glendale, CA 91208

To Borrower:

VERTICAL COMPUTER SYSTEMS, INC.
6336 Wilshire Boulevard
Los Angeles, CA 90048
Attn: President

Notwithstanding the foregoing, any notice under or pertaining to the Loan Documents or the obligations secured thereby given and effective in accordance with applicable law shall be effective for purposes hereof. Either party may change the address at which it is to receive notices hereunder to another business address within the United States (but not a post office box or similar mail receptacle) by giving notice of such change of address in accordance herewith.
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            8.    EXERCISE  OF RIGHTS.  No single or partial  exercise of any of
Lenders rights or powers under this Note or any of the other Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right or power. Lender at all times shall have the right to proceed against any portion of the security which secures payment of the indebtedness evidenced hereby in such order and manner as Lender may elect without waiving any rights with respect to any other portion of such security. Each and all rights and remedies of Lender hereunder and under the Loan Documents are cumulative and in addition to each and all other such rights and remedies. No exercise of any right or remedy shall preclude exercise of any other right or remedy.

            9. NO WAIVER. No failure of Lender to insist upon strict performance of any obligation of Borrower or to exercise any right or remedy hereunder or under the Loan Documents, whether before or after any default, shall constitute or give rise to a waiver thereof, and no waiver of any default shall constitute a waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder or otherwise, and no acceptance of any past due payment hereunder or acceptance of any amount less than the amount then due, and no other indulgence that may be granted by Lender from time to time shall (a) preclude the exercise of any right that Lender may have at law, in equity, by contract or agreement or otherwise, or (b) constitute or give rise to (i) a waiver of such right of acceleration or any other right, or (ii) a novation of this Note or a reinstatement of the debt evidenced hereby, or (iii) any waiver of Lender's rights to demand and receive from Borrower full and prompt payment and performance thereafter, to impose late charges retroactively, or to declare a default. Borrower and each endorser, guarantor, and surety of this Note hereby expressly waive the benefit of any statute or rule of law or equity which would produce any result contrary to or otherwise in conflict with any of the foregoing.

            10. APPLICABLE LAW. It is the intent of the holder of this Note and the Borrower in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the holder and the Borrower stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum interest permitted to be charged by applicable law. Neither the Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest on this Note in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated


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for any reason or if the  principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the maximum lawful interest, the holder of this Note shall refund to the Borrower the amount of such excess or shall credit the amount of such excess against the principal balance of this Note then outstanding. In the event that any holder of this Note shall collect monies which are deemed to constitute interest which would increase the effective interest on this Note to an amount in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the lawful maximum shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the
Borrower  or  credited   against  the  principal   balance  of  this  Note  then
outstanding, without further penalty to such holder. By execution of this Note the Borrower acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the Borrower should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the Borrower agrees that such holder shall have ninety (90) days in which to make an appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

            11. ASSIGNMENT; SUCCESSORS AND ASSIGNS. Lender may assign or otherwise transfer all or any part of its interest herein. Promptly following written notice of such assignment or other transfer, duly executed by Lender, Borrower shall render full and complete performance hereunder as and when due to the transferee so designated by Lender. Borrower shall not assign or transfer all or any of its interests or obligations hereunder, and any attempted or purported assignment or transfer by Borrower shall be void and of no force or effect, except to the extent that the same may be expressly permitted under the Security Agreement. Subject to the foregoing, the terms of this Note shall apply to, be binding upon, and inure to the benefit of ail parties hereto and their successors and assigns.

            12. MODIFICATION. This Note shall not be modified, amended, or terminated, except by written agreement duly executed and delivered by both Lender and Borrower.

            13. CONFLICTS. In the event of any conflict between any provision of this Note and any provision of the Security Agreement, which conflict cannot reasonably be resolved in such a way as to give effect to all provisions herein and therein contained, this Note shall govern.

            14. SEVERABILITY. If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

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                                 Promissory Note
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            15.   GOVERNING Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first written above.

                                    VERTICAL COMPUTER SYSTEMS, INC.



                                          By /s/ Richard Wade
                                             --------------------------
                                                Richard Wade, President





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